UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 26, 2004

ENERGIZER HOLDINGS, INC.

 (Exact name of Registrant as specified in its charter)

MISSOURI	1-15401	No. 43-1863181

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 MARYVILLE UNIVERSITY DRIVE, ST. LOUIS, MO 63141

(Address of Principal Executive Offices) (Zip Code)

(314) 985-2000

(Registrant's telephone number, including area code)

Item 9. Regulation FD disclosure.

Today, Energizer Holdings, Inc. reported its results for its first fiscal quarter ended December 31, 2003. The Company's earnings release is attached as Exhibit 99(1). The attached Exhibit is furnished pursuant to Item 9 and Item 12 on Form 8-K.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: January 26, 2004

EXHIBIT INDEX

Exhibit No.

99.1            Earnings Release -- First Quarter ended December 31, 2003.